RAINIER FUNDS

Large Cap Equity Portfolio
Mid Cap Equity Portfolio
Small/Mid Cap Equity Portfolio
Balanced Portfolio
Intermediate Fixed Income Portfolio

Original and Institutional Shares

Statement of Additional Information
Dated July 31, 2008

As Supplemented on January 5, 2009

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Original and Institutional Shares Prospectuses, each dated July 31, 2008, for the above-referenced funds (the “Portfolios”).  Except for the Intermediate Fixed Income Portfolio, the Portfolios offer both Original and Institutional Class Shares.  The Intermediate Fixed Income Portfolio only offers Original Class Shares.  Rainier Investment Management, Inc.® (“Rainier” or the “Advisor”) is the Advisor to the Trust and the Portfolios.  This SAI is incorporated by reference in its entirety into the Original and Institutional Shares Prospectuses.  The report on the audited financial statements of the Trust for the year ended March 31, 2008 is incorporated by reference in its entirety into this SAI.  A copy of each Prospectus may be obtained from the Trust at 601 Union St., Ste. 2801, Seattle, WA 98101 or by calling (800) 248-6314.

TABLE OF CONTENTS

THE TRUST	2
INVESTMENT OBJECTIVES AND POLICIES	2
INVESTMENT RESTRICTIONS	7
PORTFOLIO HOLDINGS	8
MANAGEMENT	9
PORTFOLIO MANAGERS	21
PORTFOLIO TRANSACTIONS AND BROKERAGE	24
PORTFOLIO TURNOVER	26
NET ASSET VALUE	26
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	28
TAXATION	30
DIVIDENDS AND DISTRIBUTIONS	31
PERFORMANCE INFORMATION	31
PROXY VOTING POLICIES AND PROCEDURES	32
ANTI-MONEY LAUNDERING PROGRAM	34
GENERAL INFORMATION	34
FINANCIAL STATEMENTS	36
APPENDIX	37

THE TRUST

The Trust is an open-end investment company organized as a Delaware statutory trust on December 15, 1993.  The Trust consists of five separate, diversified portfolios, each of which has it own objective, assets, liabilities and net assets.  Rainier serves as investment advisor to the Trust and the Portfolios.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Portfolios’ investment objectives and policies as set forth in their Prospectus.  There can be no guarantee that the objective of any Portfolio will be attained.

The Large Cap Equity Portfolio seeks to maximize long-term capital appreciation.  The Portfolio invests primarily in a diversified portfolio of common stocks of companies traded in the U.S.

The Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation.  The Portfolio invests primarily in a diversified portfolio of common stock of mid-capitalization companies traded in the U.S.

The Small/Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation.  The Portfolio invests primarily in a diversified portfolio of common stock of small and medium-size capitalization companies traded in the U.S.

The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income.  The Portfolio invests primarily in a diversified portfolio of common stocks of companies traded in the U.S. and investment-grade, debt securities and cash equivalent securities.

The Intermediate Fixed Income Portfolio seeks to provide current income.  The Portfolio invests primarily in a diversified portfolio of investment-grade, debt securities issued by corporations and the U.S. Government.

Repurchase Agreements

Repurchase agreements are transactions in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security.  The majority of these transactions run from day to day and not more than seven days from the original purchase.  The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities.  If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees.  The Advisor will review and monitor the creditworthiness of such institutions under the Board’s general supervision.  To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss.  If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser’s ability to sell the collateral and the purchaser could suffer a loss.  However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Portfolios intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

When-Issued Securities

The Portfolios may from time to time purchase securities on a “when-issued” or delayed delivery basis, generally in connection with an underwriting or other offering.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio.  To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income.  While when-issued securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  The Advisor does not believe that the Portfolios’ net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.  The Portfolios will segregate liquid assets with the Custodian equal in value to commitments for when-issued securities.  Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Illiquid Securities; Rule 144A Securities

There is no present intention for the Portfolios to hold any illiquid securities.  Each Portfolio has the right to invest in such securities but not to the extent of more than 15% of its net assets.  Illiquid securities include (a) securities for which there is no available market, (b) securities that at the time of purchase have legal or contractual restrictions on resale, (c) repurchase agreements having more than seven days to maturity and (d) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days).

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions.  A Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the Securities and Exchange Commission, the Trustees may determine that such securities are not illiquid notwithstanding their legal or contractual restrictions on resale.

U.S. Government Obligations

The Portfolios may purchase U.S. Government Securities.  U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years).  They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association and the Student Loan Marketing Association.  Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States.  Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Mortgage-Related Securities

The Intermediate Fixed Income Portfolio and Balanced Portfolio reserve the right to invest in mortgage-related securities.  These securities include mortgage pass-through securities, which represent interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).  Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal.  Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U. S. Government (in the case of securities guaranteed by GNMA), or by agencies and instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations).  Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations (“CMO’s”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.  Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually.  CMO’s may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.  CMO’s are structured into multiple classes, with each class bearing a different stated maturity.  Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  Other mortgage related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.  Certain of these government interest-only and principal-only fixed mortgage-backed securities may be considered liquid under guidelines to be established by the Board of Trustees, if, under such procedures, they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.  Any interest-only and principal-only securities not determined to be liquid under these guidelines will be subject to the Portfolios’ limitations on illiquid securities as set forth in the prospectus.  The Portfolios have no present intention to invest in such interest-only and principal-only securities.

Asset-Backed Securities

Each Portfolio may invest in asset-backed receivables, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables.  Asset-backed receivables are generally issued by governmental, government-related and private organizations.  Payments are typically made monthly, consisting of both principal and interest payments.  Asset-backed securities may be prepaid prior to maturity and, hence, the actual life of the security cannot be accurately predicted.  During periods of falling interest rates, prepayments may accelerate, which would require a Portfolio to reinvest the proceeds at a lower interest.  Although generally rated investment grade, it is possible that the securities could become illiquid or experience losses of guarantors or insurers defaults.

Securities Lending

The Portfolios have the ability to lend securities, but have no present intention to do so.  The Portfolios may lend their securities in an amount not to exceed 30% of their assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks or securities of the U.S. Government or its agencies.

Foreign Securities

Each Portfolio may invest up to 25% of its assets in foreign securities.  These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange.  Currently, the Advisor intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”).  ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities.  Generally, ADRs are issued in registered form, denominated in U.S. dollars and are designed for use in the U.S. securities markets.  A depositary may issue sponsored and unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR.

There are risks associated with investing in foreign securities.  There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S.  Interest or dividends on foreign securities may be subject to foreign withholding taxes.  Investments in foreign countries may be subject to the possibility of expropriation or confiscatory taxation, exchange controls, political or social instability or diplomatic developments that could aversely affect the value of those investments.  The value of foreign securities may be adversely affected by movements in the exchange rates between foreign currencies (including the “euro”) and the U.S. dollar, as well as other political and economic developments.

Futures

To the extent consistent with their investment objectives and policies, the Portfolios may purchase and sell futures contracts with respect to interest rates and securities indices.  The Portfolios may use these techniques to hedge against changes in interest rates or securities prices or as part of their overall investment strategies.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indices as well as financial instruments, including: the S&P 500; the S&P 100; the S&P Midcap 400; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

Each Portfolio will use futures contracts in accordance with the applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolios avoid being deemed a “commodity pool” and the Advisor being deemed a “commodity pool operator.”  Accordingly, each Portfolio intends generally to limit its use of futures contracts as described below.

A Portfolio might use futures contracts to hedge against anticipated changes in interest rates or securities prices that might adversely affect either the value of the Portfolio’s securities or the price of the securities that the Portfolio intends to purchase.  A Portfolio might also buy futures contracts on securities indexes with respect to a large cash investment in a Portfolio pending full investment of that cash in stocks.

A Portfolio will enter into only those futures contracts that are standardized and quoted on an automated quotation system or traded on a U.S. exchange, board of trade or similar entity.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Portfolio will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).

The Portfolios will enter into positions in futures contracts for “bona fide hedging” purposes and for other investment purposes.  With respect to positions in futures that do not constitute bona fide hedging positions, a Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions (plus premiums paid by it for open futures positions, less the amount by which any such futures are “in-the-money”) would exceed 5% of the Portfolio’s net assets.

When purchasing a futures contract, a Portfolio will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the contract value of the futures contract.

There are several risks associated with the use of futures contracts.  A purchase or sale of a futures contract may result in losses substantially in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures transaction not to achieve its objectives.  A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived investment may be unsuccessful to some degree because of market behavior or unexpected interest rate or securities price trends.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract, and that Portfolio would remain obligated to meet margin requirements until the position is closed.

Short-Term Investments

Each Portfolio may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  Each Portfolio may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by a Portfolio will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, a Portfolio also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  Each Portfolio may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in the Appendix.

INVESTMENT RESTRICTIONS

The Trust, on behalf of the Portfolios, has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in the Prospectus.  With respect to each Portfolio, the policies and restrictions listed below cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of that Portfolio, which is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  As a matter of fundamental policy, the Portfolios are diversified (i.e., as to 75% of the value of a Portfolio’s total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities)).

In addition, no Portfolio may:

1.
Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

2.	Make short sales of securities or maintain a short position, except for short sales against the box;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.
Write put or call options, except that the Portfolios reserve the right to write put or call options for hedging or other purposes as may subsequently be described in their Prospectus and permitted under applicable federal and state laws and regulations;

5.	Act as underwriter (except to the extent a Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, other than U.S. Government securities (except that the Portfolios reserve the right to invest all of their assets in shares of another investment company);

7.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although any Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8.
Purchase or sell commodities or commodity futures contracts, except that the Portfolios may purchase and sell stock index futures contracts and interest rate futures contracts to the extent described in their Prospectus or in this SAI and as permitted under applicable federal and state laws and regulations;

9.	Make loans (except for purchases of debt securities consistent with the investment policies of the Portfolios and except for repurchase agreements);

10.	Make investments for the purpose of exercising control or management; or

11.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

The Portfolios observe the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

No Portfolio may:

1.
Purchase any security if as a result the Portfolio would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) except that each Portfolio reserves the right to invest all of its assets in a class of voting securities of an investment company;

2.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

3.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

4.
Make any change in the Portfolio’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name as specified in the prospectus, without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

PORTFOLIO HOLDINGS

Rainier provides advisory services to the series of the Portfolios.  As a result, employees of Rainier may have access to the portfolio holdings of the Portfolios.  The Trust and Rainier have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act designed to prohibit fraudulent or deceitful conduct.  In addition, the Portfolios and Rainier adhere to the following policy, which is intended to supplement such codes of ethics.  The policy is designed to ensure that any disclosure of information about the Portfolios’ portfolio holdings is in the best interests of Portfolio shareholders.  Information about the Portfolios’ portfolio holdings will not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•
The disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed an agreement with the Trust that requires such information to be kept confidential and prohibits such agency or person from trading based on the information;

•
The disclosure is made to internal parties involved in the operations of the Portfolios, such as the investment process, administration, pricing, or custody of the Portfolios, including but not limited to Rainier, U.S. Bancorp Fund Services, LLC , U.S. Bank, N.A., legal counsel retained by the Portfolios or the Advisor, the Portfolios’ auditors, and the Trust’s Board of Trustees (which may be delayed for at least 15 days for the non-interested trustees as provided in the Trust’s Code of Ethics;

•
The disclosure is (a) in connection with a quarterly, semiannual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on the Trust’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of Rainier, the Chief Compliance Officer of the Trust, or the President of the Trust.

Portfolio holdings information may be disclosed without a time lag (i.e., current holdings) under the circumstances listed above; however, information on the Trust’s public website or in public records, such as shareholders reports, will generally be subject to a time lag.  A complete list of the Portfolios’ portfolio holdings will be available on the Trust’s public website on or about the 60th day after each calendar quarter end. Portfolio characteristics and summary information will be available on the Trust’s public website on or about the 10th day after each month end and will include, but are not limited to:
▪	Top ten holdings
▪	Portfolio market capitalization
▪	Portfolio earnings per share information
▪	Sector weighting
▪	Asset allocation

Any suspected breach of the Trust’s portfolio holdings disclosure policy is required to be reported immediately to the Chief Compliance Officer of Rainier and the Chief Compliance Officer of the Trust.  Such breaches are also to be reported to the Trust’s Board of Trustees.

Currently, the Trust has ongoing arrangements to make available information about the Fund’s portfolio securities to: Rainier, U.S. Bancorp Fund Services, LLC, U.S. Bank, N.A., and the Trust’s Board of Trustees.  The Trust and the Advisor do not receive compensation in connection with the disclosure of information about the securities held in the Portfolios.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

The following table lists the Trustees and officers of the Trust, their ages, business addresses and principal occupations during the past five years.  Unless otherwise noted, each individual has held the position listed for more than five years.

Name Address, and Age	Position Held	Date Elected*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-interested Trustees
James E. Diamond, Jr. 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1946	Trustee	March 1994
President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), 2003 to present. Chief Operating Officer, Homestead Capital (non-profit housing projects) from 2000 to 2003.
				Five	None
John W. Ferris 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1940	Trustee	March 1995	Consultant to international companies from 1998 to present.	Five	None
Gary L. Sundem 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1944	Trustee	March 1994	Professor of Accounting; University of Washington from 1971 to present.	Five	None
Interested Trustee**
John W. O’Halloran 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1960	Trustee, CEO, Secretary and Treasurer	June 2003	President from June 2003 to June 2008; Principal of the Advisor from January 2005 to present.	Five	N/A
______________________________________

*Trustees and officers of the Fund serve until their resignation, removal or retirement.
**Denotes “interested person” as defined in the 1940 Act.  This person is an affiliate of the Advisor and the Trust.

Name Address, and Age	Position Held	Date Elected*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers
James R. Margard 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1952	Vice President	January 1994	Principal of the Advisor	N/A	N/A
Mark H. Dawson 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	June 2004	Principal of the Advisor	N/A	N/A
Peter M. Musser 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	June 2004	Principal of the Advisor	N/A	N/A
Leonard P. Brennan 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1959	Vice President	June 2008	Managing Director of Russell Investments from 1985 to 2005. Principal of the Advisor from September 2005 to present.	N/A	N/A
Lisa M. Thenell 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1967	Chief Compliance Officer	January 2008	Compliance Supervisor of the Advisor from 2003 to present.	N/A	N/A
______________________________________
*Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Board has two standing committees: the Audit Committee and the Nominating Committee.  The Audit Committee is comprised of the three Independent Trustees — James E. Diamond Jr., John W. Ferris and Gary L. Sundem — and is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.  The Nominating Committee is comprised of James E. Diamond Jr. and Gary L. Sundem and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time.  The Nominating Committee normally will not consider nominees from shareholders and, therefore, has not as of this date adopted a policy for consideration of those nominees. The Audit Committee met twice during the last fiscal year.  The Nominating Committee did not meet during the last fiscal year.

Fund Shares Owned by Trustees as of December 31, 2007

Amount Invested Key
--	$0
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Trustees	Small/Mid Cap Equity Portfolio	Large Cap Equity Portfolio	Mid Cap Equity Portfolio	Balanced Portfolio	Intermediate Fixed Income Portfolio	Aggregate Dollar Range of Ownership as of December 31, 2007 in all Portfolios (s) overseen by Trustee in the Fund Complex.
Non-interested Trustees
James E. Diamond, Jr.	B	─	B	─	─	C
John W. Ferris	C	C	D	D	B	D
Gary L. Sundem	D	D	─	─	C	D
Interested Trustee
John W. O’Halloran	C	D	D	─	B	D

Trustee Compensation
The officers of the Trust and the Trustees who are considered “interested persons” of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  However, those officers and Trustees who are officers or principals of the Advisor may receive remuneration indirectly because the Advisor receives a management fee from the Portfolios.  Effective December 2007, the Trustees who are not affiliated with the Advisor each receive an annual retainer of $38,000 plus $3,000 per meeting.  Prior to December 2007, the Trustees’ annual retainer was $20,000 plus $2,500 per meeting.  Such Trustees also are reimbursed for any expenses incurred in attending meetings.  The aggregate compensation paid by each Portfolio of the Trust to each of the Trustees during the fiscal year ended March 31, 2008 is set forth below:

	Aggregate Compensation Paid from the Portfolios						Deferred Compensation Accrued as Part of Trust Expenses(2)	Total Compensation from Trust Complex(3)
Name of Trustee	Large Cap Equity Portfolio	Mid Cap Equity Portfolio	Small/Mid Cap Equity Portfolio	Balanced Portfolio	Intermediate Fixed Income Portfolio	Large Cap Growth Equity Portfolio(1)
Non-Interested Trustees
James E. Diamond, Jr.	$6,167	$4,116	$27,675	$2,176	$2,060	$2,306	$44,500	$44,500
Gary L. Sundem	$6,167	$4,116	$27,675	$2,176	$2,060	$2,306	$30,500	$44,500
John W. Ferris	$6,167	$4,116	$27,675	$2,176	$2,060	$2,306	$44,500	$44,500
Interested Trustee
John W. O’Halloran	None	None	None	None	None	None	None	None

(1)
On April 25, 2008, the Large Cap Growth Equity Portfolio merged into an unaffiliated fund family and as of that date was therefore no longer part of the Trust Complex; however prior to that date, the Trustees received compensation from the Portfolio.

(2)	Deferred Compensation Accrued as Part of Trust Expenses reflects the amount of the Trustee’s Aggregate Compensation that has been deferred to be paid to the Trustee at a later date.
(3)	Total Compensation from Trust Complex reflects the total amounts paid out of the Trust’s existing five portfolios and the Large Cap Growth Equity Portfolio which is no longer part of the Trust.

The Portfolios do not maintain pension or retirement plans for Trustees.

Principal Shareholders and Control Persons

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Portfolios.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  To the best knowledge of the Portfolios, shareholders owning 5% or more of the outstanding shares of the Portfolio as of record are set forth below:

Portfolio/Class	Shareholder Name & Address	% held as of June 30, 2008

Large Cap Equity Portfolio – Original Shares	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	49.47%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Omnibus Reconciliation 200 Liberty St. New York, NY 10281-1003	30.54%

Large Cap Equity Portfolio – Institutional Shares	SEI Private Trust Company C/O Legacy Trust One Freedom Valley Dr. Oaks, PA 19456	28.86%

	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	20.86%

	JP Morgan Chase FBO Northshore Long Island Jewish 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	10.54%

Portfolio/Class	Shareholder Name & Address	% held as of June 30, 2008

	Wells Fargo Bank MN NA FBO Harrison Hospital Employees Retirement Plan P.O. Box 1533 Minneapolis, MN 55480-1533	7.30%

	National Financial Services Corp. For Exclusive Benefit of our Customers Russ Lennon 200 Liberty Street New York, NY 10281-1003	6.73%

Mid Cap Equity Portfolio – Original Shares	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	50.17%

	National Financial Services LLC For Benefit of NFS FMTC IRA FBO Alan I. Kravitz 200 Liberty St. New York, NY 10281-1003	33.87%

Mid Cap Equity Portfolio – Institutional Shares	National Financial Services For the Exclusive Benefit of our Customers Attn: Omnibus Reconciliation 200 Liberty Street New York, NY 10281-1003	39.20%

	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	29.78%

	FTC & Co. Datalynx P.O. Box 173736 Denver, CO 80217-3736	8.44%

	Pinnacol Assurance Attn: Jim Sumner 7501 E. Lowry Blvd. Denver, CO 80230-7006	5.99%

Portfolio/Class	Shareholder Name & Address	% held as of June 30, 2008

Small/Mid Cap Equity Portfolio – Original Shares	National Financial Services LLC For Benefit of NFS FMTC Rollover IRA FBO Mark A Neely 200 Liberty St. New York, NY 10281-1003	36.76%

	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	25.16%

	ICMA Retirement Services VantageTrust – Unitized 777 N. Capitol St. NE Suite 600 Washington DC 20002-4290	10.04%

Small/Mid Cap Equity Portfolio – Institutional Shares	National Financial Services For the Exclusive Benefit of our Customers Attn: Omnibus Reconciliation 200 Liberty Street New York, NY 10281-1003	34.95%

	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	11.66%

	Standard Insurance Co. Attn: PllD Separate Account A 1100 SW 6th Ave. Portland, OR 97204-1020	6.82%

	State Street Bank and Trust Co. Washington Savannah River Company LLC 105 Rosemond Rd. Westwood MA 02090-2318	5.23%

	Mercer Trust Company Cust FBO Nordstrom 401K Plan and Profit Sharing 1 Investors Way #1C MSC N Norwood, MA 02062-1599	5.12%

Portfolio/Class	Shareholder Name & Address	% held as of June 30, 2008

Balanced Portfolio – Original Shares	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	58.83%

	City National Bank Cust FBO DWT Pooled Accounts PO Box 60520 Los Angeles, CA 90060-0520	13.86%

	Sterling Trust Company Cust FBO Western Employees Benefit Trust 700 17th St. 3rd Floor Denver, CO 80202-3502	7.74%

Balanced Portfolio – Institutional Shares	University Prep Endowment Fund 8000 25th Avenue NE Seattle, WA 98115-4627	30.96%

	Board of Trustees Allied Metal Crafts Pension Trust P.O. Box 34203 Seattle, WA 98124-1203	27.49%

	AST Trust Company TR Goodfellow Brothers Inc. PS Retirement Plan P.O. Box 52129 Phoenix, AZ 85072-2129	11.19%

	District #160 Pooled Investment Association C/O Welfare & Pension Admin Services, Inc. Attn: Tony Ibrahim 2815 2nd Ave., Suite 300 Seattle, WA 98121-1261	9.53%

	Union Bank TR Nominee FBO OET IUOE 302&612 DCP P.O. Box 85484 San Diego, CA 92186-5484	8.03%

Intermediate Fixed Income Portfolio – Original Shares	Retail Clerks Welfare Trust 201 Queen Anne Ave, N. Ste. 100 Seattle, WA 98109-4824	24.14%

Portfolio/Class	Shareholder Name & Address	% held as of June 30, 2008

Northern California Bakery Drivers Security Fund 221 Main St., Ste. 250 San Francisco, CA 94105-1956	17.32%

United Food & Commercial #1439 Health & Welfare, Inc. Attn: Ann Aoyama Rainier Investment Management Inc 601 Union St. Ste 2801 Seattle, WA 98101-2327	13.06%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Omnibus Reconciliation 200 Liberty St. New York, NY 10281-1003	6.49%

Union Bank TR Nominee FBO Select Benefit Omnibus PO Box 85484 San Diego, CA 92186-5484	5.17%

Machinist Health & Welfare Trust Welfare & Pension Administration Attn: Michael Hendrickson P.O. Box 34203 Seattle, WA 98124-1203	5.07%

As of June 30, 2008, the current Trustees and officers of the Trust, as a group, held of record and beneficially less than 1% of the outstanding shares of each of the Portfolios.  The Trustees and officers of the group owned 1.85% of the Institutional Class shares of the Large Cap Equity Portfolio, 1.12% of the Institutional Class shares of the Mid Cap Equity Portfolio, and 1.99% of the Institutional Class shares of the Balanced Portfolio.

The Advisor

Subject to the supervision of the Board of Trustees, investment management and services are provided to the Portfolios by the Advisor, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Advisor provides a continuous investment program for the Portfolios and makes decisions and places orders to buy, sell or hold particular securities.  In addition to the fees payable to the Advisor and the Administrator, the Portfolios and the Trust are responsible for their operating expenses, including:  (1) interest and taxes; (2) brokerage commissions; (3) insurance premiums; (4) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (5) legal and audit expenses; (6) fees and expenses of the custodian, shareholder service and transfer agents; (7) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (8) expenses of preparing, printing and mailing reports, notices and proxy material to shareholders; (9) other expenses incidental to holding any shareholder meetings; (10) dues or assessments of or contributions to the Investment Company Institute or any successor; (11) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolios and the legal obligations with respect to which the Trust or the Portfolios may have to indemnify their officers and Trustees; and (12) amortization of organization costs.

Under the Advisory Agreement, the Advisor is not liable to the Portfolios for any error of judgment by the Advisor or any loss sustained by the Trust or Portfolios except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisory Agreement continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Trustees or by vote of a majority of the outstanding voting securities.

In determining whether to renew the Advisory Agreement each year, the Board of Trustees evaluates information provided by the Advisor in accordance with Section 15(c) of the 1940 Act.  At its last annual review meeting in March 2008, the Board considered a number of facts in recommending renewal of the existing Agreement.  The Portfolios’ annual report to shareholders contains a detailed discussion of the Board’s considerations in connection with the Board’s renewal of that Agreement with respect to each Portfolio.

The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolios at any time without penalty, on 60 day’s written notice to the Advisor.  The Advisory Agreement also may be terminated by the Advisor on 60 day’s written notice to the Portfolios.  The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

Advisory fees, waiver and expense reimbursements/(recoupment) for the last three fiscal years were as follows:

Fiscal year ending March 31, 2008:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Large Cap Equity Portfolio	$6,833,349	$0	$6,833,349
Mid Cap Equity Portfolio	$4,339,389	$0	$4,339,389
Small/Mid Cap Equity Portfolio	$44,434,017	$0	$44,434,017
Balanced Portfolio	$710,540	$0	$710,540
Intermediate Fixed Income Portfolio	$384,755	$110,150	$274,605

Fiscal year ending March 31, 2007:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Large Cap Equity Portfolio	$4,804,663	$0	$4,804,663
Mid Cap Equity Portfolio	$565,172	($23,558)	$588,730
Small/Mid Cap Equity Portfolio	$31,544,244	$0	$31,544,244
Balanced Portfolio	$803,493	($23,230)	$826,723
Intermediate Fixed Income Portfolio	$281,844	$103,971	$177,873

Fiscal year ending March 31, 2006:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Large Cap Equity Portfolio	$4,164,037	$0	$4,164,037
Mid Cap Equity Portfolio*	$4,952	$23,558	-$18,606
Small/Mid Cap Equity Portfolio	$14,487,930	$0	$14,487,930
Balanced Portfolio	$873,237	$(12,834)	$886,071
Intermediate Fixed Income Portfolio	$276,256	$169,881	$106,375
*From the Portfolio’s inception, December 27, 2005, through March 31, 2006.

The Administrator

The Trust has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (the “Administrator”).  The Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, shareholder reports and other regulatory reports or filings required of the Portfolios; prepare all required filings necessary to maintain the Portfolios’ qualification and/or registration to sell shares in all states where the Portfolios currently do, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Portfolio-related expenses; monitor and oversee the activities of the Portfolios’ servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Portfolios’ daily expense accruals; and perform such additional services as may be agreed upon by the Trust and the Administrator.  The Administrator also serves as the fund accounting agent and transfer agent.  U.S. Bank, N.A., an affiliate of the Administrator, serves as the funds’ custodian.  For all of these services, each Portfolio will pay a monthly fee based on the greater of an annual minimum or the annual rate of 0.05% on the first $3 billion, 0.04% on the next $1 billion, 0.03% on the next $6 billion, 0.02% thereafter, subject to an annual minimum of $650,000 for all Portfolios (and $25,000 per Portfolio).

Each Portfolio paid the following administration fees for the fiscal years ended March 31:

	2008(3)	2007(3)	2006(1)
Large Cap Equity Portfolio	$398,944	$302,601	$256,562
Mid Cap Equity Portfolio	$265,705	$47,042	$3,091(2)
Small/Mid Cap Equity Portfolio	$2,180,498	$1,775,832	$601,339
Balanced Portfolio	$40,550	$52,700	$112,374
Intermediate Fixed Income Portfolio	$31,717	$25,965	$55,251
(1)  Does not include fees paid for transfer agent, fund accounting and custodian services.

(2) From the Portfolio’s inception, December 27, 2005, through March 31, 2006.

(3) Includes fees paid to the Administrator for transfer agent, fund accounting, fund administration and custodian services.

The Distributor

Quasar Distributors, LLC. (the “Distributor”), an affiliate of the Administrator, acts as the Portfolios’ principal underwriter in a continuous public offering of each Portfolio’s shares.  The Distribution Agreement between the Trust and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Portfolios (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated without penalty by the parties thereto, upon 60 day’s written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The Distributor is paid an annual fee of $2,000 per Portfolio ($1,800 of which is for the Original Shares), by the Advisor or from the Rule 12b-1 fees under the Distribution Plan.

Each Portfolio has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act.  Each Plan provides that a Portfolio may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of each Portfolio.  The fee is paid to the Advisor, as Distribution Coordinator, as reimbursement for or in anticipation of, expenses incurred for distribution related activities.  The Advisor has voluntarily limited the distribution fee for the Intermediate Fixed Income Portfolio to 0.10% of the Portfolio’s average annual net assets.  Expenses permitted to be paid by each Portfolio under its Plan include: preparation, printing and mailing of prospectuses, shareholder reports (such as semiannual and annual reports), performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Portfolio’s shares; payments to financial intermediaries, including ERISA third-party retirement plan administrators, for shareholder support; administrative and accounting services with respect to the shareholders of the Portfolio; the Advisor’s internal distribution and shareholder servicing expenses; and such other expenses as may be approved from time to time by the Board of Trustees.

The Advisor, out of its own funds, also may pay these expenses and may compensate broker-dealers who have signed dealer agreements for the distribution of a Portfolio’s shares as well as other service providers who provide shareholder and administrative services.

Each Portfolio paid the following 12b-1 fees for the fiscal year ended March 31, 2008:

	Advertising & Marketing	Overhead	Travel & Entertainment	Wages & Benefits	Other*	Total 12b-1 fees
Large Cap Equity Portfolio	$1,187,649	$19,705	$12,227	$149,671	-	$1,369,252
Mid Cap Equity Portfolio	$601,698	$9,983	$6,194	$75,828	-	$693,703
Small/Mid Cap Equity Portfolio	$7,311,252	$121,302	$75,268	$921,384	-	$8,429,206
Balanced Portfolio	$165,049	$2,738	$1,699	$20,800	-	$190,287
Intermediate Fixed Income Portfolio	$66,745	$1,107	$687	$8,411	-	$76,951
* Other expenses include: dues and subscriptions, license and registration fees, postage, telephone, supplies and equipment.

PORTFOLIO MANAGERS

Daniel Brewer is a Senior Portfolio Manager for the Large Cap Equity Portfolio, the Mid Cap Equity Portfolio, the Small/Mid Cap Equity Portfolio and the Balanced Portfolio.  Mr. Brewer is also a Principal and a firm shareholder.  The following provides information regarding other accounts managed by Mr. Brewer as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$857.6 Million	0	0

Other Pooled Investment Vehicles	1	$113.5 Million	0	0

Other Accounts	146	$7,453 Million	0	0

Mark Broughton is a Senior Portfolio Manager for the Large Cap Equity Portfolio, the Mid Cap Equity Portfolio, the Small/Mid Cap Equity Portfolio and the Balanced Portfolio.  Mr. Broughton is also a Principal and a firm shareholder.  The following provides information regarding other accounts managed by Mr. Broughton as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$857.6 Million	0	0

Other Pooled Investment Vehicles	1	$113.5 Million	0	0

Other Accounts	146	$7,453 Million	0	0

Stacie Cowell is a Senior Portfolio Manager for the Large Cap Equity Portfolio, the Mid Cap Equity Portfolio, the Small/Mid Cap Equity Portfolio and the Balanced Portfolio.  Ms. Cowell is a Principal of the firm.  The following provides information regarding other accounts managed by Ms. Cowell as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$857.6 Million	0	0

Other Pooled Investment Vehicles	1	$113.5 Million	0	0

Other Accounts	146	$7,453 Million	0	0

Mark Dawson is a Senior Portfolio Manager for the Large Cap Equity Portfolio, the Mid Cap Equity Portfolio, the Small/Mid Cap Equity Portfolio and the Balanced Portfolio.  Mr. Dawson is also a Principal and a firm shareholder.  The following provides information regarding other accounts managed by Mr. Dawson as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$857.6 Million	0	0

Other Pooled Investment Vehicles	1	$113.5 Million	0	0

Other Accounts	146	$7,453 Million	0	0

James Margard is a Chief Investment Officer for the Large Cap Equity Portfolio, the Mid Cap Equity Portfolio, the Small/Mid Cap Equity Portfolio and the Balanced Portfolio.  Mr. Margard is also a Principal and a firm shareholder.  The following provides information regarding other accounts managed by Mr. Margard as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$857.6 Million	0	0

Other Pooled Investment Vehicles	1	$113.5 Million	0	0

Other Accounts	146	$7,453 Million	0	0

Peter Musser is a Senior Portfolio Manager for the Large Cap Equity Portfolio, the Mid Cap Equity Portfolio, the Small/Mid Cap Equity Portfolio and the Balanced Portfolio.  Mr. Musser is also a Principal and a firm shareholder.  The following provides information regarding other accounts managed by Mr. Musser as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$857.6 Million	0	0

Other Pooled Investment Vehicles	1	$113.5 Million	0	0

Other Accounts	146	$7,453 Million	0	0

Andrea Durbin is a Senior Portfolio Manager for the Large Cap Equity Portfolio, the Mid Cap Equity Portfolio, the Small/Mid Cap Equity Portfolio, the Balanced Portfolio and the Intermediate Fixed Income Portfolio.  Ms. Durbin is also a Principal and a firm shareholder.  The following provides information regarding other accounts managed by Ms. Durbin as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$857.6 Million	0	0

Other Pooled Investment Vehicles	1	$113.5 Million	0	0
Other Accounts	160	$7,954 Million	0	0

Matt Kennedy is a Senior Portfolio Manager for the Intermediate Fixed Income Portfolio and the Balanced Portfolio.  Mr. Kennedy is a Principal of the firm.  The following provides information regarding other accounts managed by Mr. Kennedy as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts	25	$500.9 Million	0	0

As of March 31, 2008, the Portfolio Managers beneficially owned shares of the Portfolios as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Portfolios (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. Over $1,000,000)
	Small/Mid Cap Equity Portfolio	Mid Cap Equity Portfolio	Large Cap Equity Portfolio	Balanced Portfolio	Intermediate Fixed Income Portfolio
Daniel Brewer	D	D	C	A	A
Mark Broughton	C	E	E	C	A
Stacie Cowell	A	D	A	A	A
Mark Dawson	D	E	C	A	A
James Margard	G	G	G	E	D
Peter Musser	E	D	E	E	C
Andrea Durbin	C	C	D	C	A
Matt Kennedy	C	C	C	C	A

Compensation
All Portfolio Managers are compensated by the Portfolio’s Advisor.  All Portfolio Managers receive a fixed salary. Portfolio Managers who are shareholders receive a dividend based on number of Rainier shares owned. Portfolio Managers who are principals receive an annual bonus based on a specified percentage of firm profits.

Material Conflicts of Interest
The compensation paid to Rainier for managing the Portfolios is based only on a percentage of assets under management.  Portfolio Managers benefit from Rainier’s revenues and profitability.  But no Portfolio Managers are compensated based directly on fee revenue earned by Rainier on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Portfolios or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.  Rainier allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolios may not be able to take full advantage of that opportunity.  To mitigate this conflict of interest, Rainier aggregates orders of the Portfolios it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In all purchases and sales of securities for the Portfolios, the primary consideration is to seek to obtain the most favorable price and execution available. Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Portfolios and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Trust’s Board of Trustees.

Purchases of Portfolio securities may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities the Portfolios will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a commission paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are substantially the same, the Advisor will also consider whether that Broker/Dealer has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.

In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available and the transaction involves a brokerage commission, consideration may be given to those broker-dealers which furnish or supply their own or third-party research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacity for the Portfolios and for other accounts, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value.  The Board of Trustees reviews all brokerage allocations where services other than best price/execution capabilities are a factor to ensure that the other services provided meet the tests outlined above and produce a benefit to the Portfolios.

Investment decisions for the Portfolios are made independently from those of other client accounts of the Advisor.  Nevertheless, it is possible that at times the same securities will be acceptable for the Portfolios and for one or more of such client accounts.  To the extent any of these client accounts and a Portfolio seek to acquire the same security at the same time, the Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price to obtain a lower yield for such security.  Similarly, a Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that a Portfolio is purchasing or selling, each day’s transactions in such security will be allocated between the Portfolio and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Advisor.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned.  In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio.

Depending on the Advisor’s view of market conditions, a Portfolio may or may not purchase debt securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity.  A Portfolio may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

The Portfolios do not effect securities transactions through broker-dealers in accordance with any formula, nor do they effect securities transactions through such broker-dealers solely for selling shares of the Portfolios or providing other potential marketing benefits to the Portfolios.  However, as stated above, the Portfolios and the Advisor may from time to time benefit from marketing or distribution efforts by broker-dealers who execute transactions for the Portfolios.

The Intermediate Fixed Income Portfolio paid no brokerage commissions during the last three fiscal years.  The other Portfolios paid the following brokerage commissions for the fiscal years ended March 31:

	2008	2007	2006
Large Cap Equity Portfolio	$1,265,296	$917,893	$826,410
Mid Cap Equity Portfolio	$1,074,863	$213,410	$3,819*
Small/Mid Cap Equity Portfolio	$9,978,180	$7,484,177	$5,695,805
Balanced Portfolio	$82,674	$125,023	$120,774
* From the Portfolio’s inception, December 27, 2005, through March 31, 2006.

Of the broker commissions paid above for the fiscal year ended March 31, 2008, the following was paid to brokers who furnished third-party research services:

	2008	Dollar value of Transaction
Large Cap Equity Portfolio	$67,978	$59,288,115
Mid Cap Equity Portfolio	$48,098	$26,992,710
Small/Mid Cap Equity Portfolio	$444,639	$303,421,271
Balanced Portfolio	$5,149	$3,978,958

PORTFOLIO TURNOVER

Although the Portfolios generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Portfolio’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions.  See “Portfolio Transactions and Brokerage.”  Each Portfolio’s rate of portfolio turnover for the fiscal years ended March 31, 2008 and March 31, 2007 is as follows:

	2008	2007
Large Cap Equity Portfolio	86.61%	85.85%
Mid Cap Equity Portfolio	111.93%	92.76%
Small/Mid Cap Equity Portfolio	107.61%	91.93%
Balanced Portfolio	68.22%	73.27%
Intermediate Fixed Income Portfolio	36.87%	42.97%

NET ASSET VALUE

As noted in the Prospectus, the net asset value and offering price of shares of the Portfolios will be determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading.  The Portfolios do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.  However, the net asset value of a Portfolio’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined.  Portfolio securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.  Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price.  If no bid is quoted on such day or if the market quotation is otherwise not available or believed not to represent fair value for the security, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value.  Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determined that amortized cost does not represent fair value.  Cash and receivables will be valued at their face amounts.  Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date.  All other assets of the Portfolios are valued in such manner, as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The net asset value per share of each Portfolio is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Portfolio outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how the Portfolios calculated the net asset value per share as of March 31, 2008 is as follows:

Large Cap Equity Portfolio – Original Shares			Large Cap Equity Portfolio – Institutional Shares

$638,421,516	=	$27.27	$454,681,215	=	$27.42
23,407,285			16,583,167

Mid Cap Equity Portfolio – Original Shares			Mid Cap Equity Portfolio – Institutional Shares

$341,259,718	=	$39.43	$282,610,211	=	$39.67
8,654,123			7,124,254

Small/Mid Cap Equity Portfolio – Original Shares			Small/Mid Cap Equity Portfolio – Institutional Shares

$3,011,266,781	=	$33.91	$1,826,859,424	=	$34.50
88,799,046			52,949,942

Balanced Portfolio – Original Shares			Balanced Portfolio – Institutional Shares

$72,469,769	=	$16.18	$25,112,215	=	$16.27
4,478,822			1,543,006

Intermediate Fixed Income Portfolio – Original Shares

$103,304,089	=	$12.71
8,129,880

The net asset value of the Portfolios’ shares will fluctuate and is determined as of the close of trading on the NYSE, normally 4:00 p.m. (Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Portfolios’ Prospectus regarding the purchase and redemption of Portfolio shares.

How to Buy Shares

You may purchase shares of a Portfolio from the Transfer Agent or from selected securities brokers, dealers or financial intermediaries.  Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents.  Purchase orders through securities brokers, dealers and other financial intermediaries are affected at the next-determined net asset value after receipt of the order by such agent before the Portfolio’s daily cutoff time.  Orders received after that time will be purchased at the next-determined net asset value.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Portfolio’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of a Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain retirement and other employee benefit plans, for the Advisor’s employees, clients or their affiliates, for advisors or financial institutions offering investors a program of services or any other person or organization deemed appropriate by the Trust.

The U.S. Postal Service or other independent delivery services are not agents of the Trust.  Therefore, a deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase applications does not constitute receipt by the Transfer Agent or the Trust.  The Trust and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

How to Sell Shares

Payments to shareholders for Portfolio shares redeemed directly from the Portfolio will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Portfolios’ Prospectus, except that a Portfolio may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Portfolios not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Portfolios’ shareholders.  At various times, a Portfolio may be requested to redeem shares for which it has not yet received confirmation of good payment.  In this circumstance, the Portfolio may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Portfolio.

Selling shares directly to the Portfolio

When selling shares to the portfolio, you must send a signed letter of instruction to the Transfer Agent.  The price you will receive is the next net asset value calculated after the Transfer Agent receives your request in proper form.  In order to receive that day’s net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling shares through your investment representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value.  Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of proceeds

Each Portfolio generally sends you payment for your shares the business day after your request is received in proper form, assuming the Portfolio has collected payment of the purchase price of your shares.  Under unusual circumstances, a Portfolio may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

Telephone redemptions

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, each Portfolio or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing, exchanging or redeeming shares of a Portfolio and depositing and withdrawing monies from the bank account specified in the shareholder’s latest Account Application or as otherwise properly specified to the Portfolio in writing.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Trust may be liable for any losses due to unauthorized or fraudulent instructions.  An investor agrees, however, that if such procedures are used, neither the Trust nor any Portfolio or its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For more information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone.  In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative.  The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding.  The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-kind

Subject to compliance with applicable regulations, the Portfolios have reserved the right to pay the redemption price of their shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

TAXATION

The Portfolios are each taxed as separate entities under the Internal Revenue Code (the “Code”), and each intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code.  In each taxable year that the Portfolios qualify, the Portfolios (but not their shareholders) will not be subject to federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.  A failure of a Portfolio to comply with the applicable provisions of the Code may subject a Portfolio to federal income tax on taxable income (including realized capital gains), substantially reducing any investment return that otherwise would be enjoyed on the Portfolio’s shares.

In order to qualify for treatment as a RIC, the Portfolios must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements.  Among these requirements are the following: (1) at least 90% of each Portfolio’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of each Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Portfolio’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Under the Code, each Portfolio will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Portfolio shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Portfolio shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Portfolio with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Portfolio with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.   The Trust reserves the right to refuse to open a Portfolio account for any person failing to provide a certified taxpayer identification number.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code.

The advice was prepared to support the promotion or marketing of the transactions or matters addressed by the written advice.

Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Portfolio’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Portfolio’s earnings and profits.  Distributions of a Portfolio’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares.

Any dividend or distribution paid by a Portfolio has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution.  Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed above, even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Portfolio and received by the shareholders on the record date if the dividends are paid by a Portfolio during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

PERFORMANCE INFORMATION

The Portfolios may state their total return in their Prospectus.  Total return may be stated for any relevant period as specified in the advertisement or communication.  Any statements of total return will be accompanied by information on the Portfolios’ average annual compounded rate of return for the most recent one, five and ten year periods, or shorter periods from inception, through the most recent calendar quarter.

Total Return

Average annual total return quotations used in a Portfolio’s advertising and promotional materials are calculated according to the following formula:

Return Before Taxes

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.  Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.  Average annual total return assumes the reinvestment of all dividends and distributions.

Return After Taxes on Distributions

P(1 + T)n = ATVD

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ATVD equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions but not after taxes on redemption.

Return After Taxes on Distributions and Sale of Shares

P(1 + T)n = ATVDR

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ATVDR equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions and redemption.

Yield

Annualized yield quotations used in a Portfolio’s Prospectus are calculated by dividing the Portfolio’s interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period.  Yield quotations are calculated according to the following formula:

YIELD = 2 [(a-b + 1)6  - 1]
          cd

where “a” equals dividends and interest earned during the period; “b” equals expenses accrued for the period, net of reimbursements; “c” equals the average daily number of shares outstanding during the period that are entitled to receive dividends and “d” equals the maximum offering price per share on the last day of the period.  Except as noted below, in determining net investment income earned during the period (“a” in the above formula), a Portfolio calculates interest earned on the debt obligations held by it during the period by (1) computing the obligation’s yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) and; (3) totaling the interest earned on all debt obligations and all dividends accrued on all equity securities during the period.

Yield for Intermediate Fixed Income Portfolio for the 30-day period ended June 30, 2008 was 4.33%.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures, which explain the Trust’s general voting procedures and considerations when voting proxies.  The Trust has delegated its proxy voting responsibility to the Advisor, subject to the supervision of the Board of Trustees.

According to the Advisor’s Policies and Procedures, the Advisor votes proxies on a pre-established set of guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (“ISS”).  ISS makes its recommendations based on its independent objective analysis of the economic interests of the shareholders, but the Advisor retains ultimate responsibility for the votes.  Generally, the Advisor votes in accordance with ISS’ recommendations.  This process insulates the Advisor’s voting decisions from any potential conflicts of interest.

If the Advisor believes ISS is not acting on behalf of the best interests of the Trust and its shareholders, the Advisor will not vote with ISS.  The Advisor reviews each vote on a case-by-case basis and may decide to override ISS vote recommendations based on the following information:

•	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines
•	Issues that ISS itself considers on a case-by-case basis

Conflicts of Interest

The Advisor’s duty is to vote in the best interests of its clients and Trust shareholders.  Therefore, in situations where there is a conflict of interest between the interests of the Advisor and the interests of the client, the Advisor will take one of the following steps to resolve the conflict:

1.
Follow the recommendation of another nationally recognized third-party proxy advisory service, and document the reasons for overriding ISS and voting in accordance with the recommendation of the other third party;

2.	Decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;
3.	Disclose the conflict to the client or, with respect to a Fund, the Board (or its delegate) and obtain the client’s or Board’s direction to vote the proxies;
4.	Erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;
5.
Abstain from voting on the proposal if the Advisor determines that (a) an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) the Advisor concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) the Advisor has not received a timely response from the client;

6.	Implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not in the product of the conflict.

More Information

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will first become available after August 31 of each year, and at such time the information will be available without charge, upon request by calling toll-free 800-248-6314, by accessing the Portfolio’s website at www.rainierfunds.com and by accessing the SEC’s website at www.sec.gov.  The Trust will send a description of its proxy voting policies and procedures within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Portfolio.  Each share represents an interest in a Portfolio proportionately equal to the interest of each other share.  Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Portfolio in question available for distribution to shareholders.  If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends.  The Board of Trustees has created five series of shares, and may create additional series in the future, which have separate assets and liabilities.  Income and operating expenses not specifically attributable to a particular Portfolio are allocated fairly among the Portfolios by the Trustees, generally on the basis of the relative net assets of each Portfolio.

The Trust may also create different classes of shares.  Currently, the Trust offers two classes of shares, its Original class of shares and an Institutional class of shares.  On May 1, 2002, the Trust began issuing the Institutional Shares for the Small/Mid Cap Equity, Large Cap Equity and Balanced Portfolios.  On December 27, 2005, the Trust began issuing Original and Institutional Shares of the Mid Cap Equity Portfolio. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

Shareholders are entitled to one vote for each full share (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders.  It is not contemplated that regular annual meetings of shareholders will be held.  The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee.  The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares.  In addition, ten shareholders holding the lesser of $25,000 worth or 1% of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Investors will be informed of the Portfolios’ progress through periodic reports.  Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  The Advisor’s Code prohibits personnel of the Advisor from purchasing securities (as defined by the SEC) in their individual accounts.  The Distributor’s Code permits, subject to certain conditions, personnel of the Distributor to invest in securities that may be purchased or held by the Portfolios.

The Trust’s custodian, U.S. Bank, N.A., is responsible for holding the Portfolios’ assets.  U.S. Bancorp Fund Services, LLC acts as the Trust’s transfer and accounting services agent.  KPMG LLP has been selected as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Trust’s Annual Report to shareholders for the fiscal year ending March 31, 2008 which includes the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statement of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.”  A copy of the Trust’s Annual Report can be obtained at no charge by calling 1-800-248-6314 or writing the Trust.

APPENDIX
DESCRIPTION OF RATINGS

Moody’s Investors Service, Inc.: Credit Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications.  The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2" indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group: Credit Ratings

AAA--This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality.  “AA” ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality.  “A” ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality.  “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:  Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment.  Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety.  The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics.  Capacity for timely payment on issues with the designation “A-2” is strong.  However, the relative degree of safety is not as high as for issues designated A-1.  Issues carrying the designation “A-3” have a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.